UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2014

TE CONNECTIVITY LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen
Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On June 18, 2014, TE Connectivity Ltd., a Swiss corporation (“TE” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among TE, Wolverine-Mars Acquisition, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of TE (“Merger Subsidiary”), and Measurement Specialties, Inc., a New Jersey corporation (“MEAS”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Subsidiary will merge with and into MEAS (the “Merger”), with MEAS continuing as the surviving corporation and an indirect wholly-owned subsidiary of TE.  At the effective time of the Merger, each outstanding share of MEAS common stock will be converted into the right to receive $86.00 in cash, without interest.

The Merger Agreement contains representations, warranties and covenants of the parties customary for transactions of this type.  Until the earlier of the termination of the Merger Agreement and the consummation of the Merger, MEAS has agreed to operate its business and the business of its subsidiaries in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement.  MEAS has agreed to cease all existing, and not to solicit or initiate, discussions with third parties regarding other proposals to acquire MEAS.  However, MEAS may, subject to the terms and conditions as set forth in the Merger Agreement, furnish information to, and engage in discussions and negotiations with, a third party that makes an unsolicited acquisition proposal.  Under certain circumstances and upon compliance with certain notice and other specified conditions set forth in the Merger Agreement, MEAS may terminate the Merger Agreement to accept a superior proposal.  The Merger Agreement contains certain termination rights for both TE and MEAS and further provides that, upon termination of the Merger Agreement under certain circumstances, including if MEAS terminates the Merger Agreement to accept a superior proposal, MEAS will be required to pay TE a termination fee of $22.9 million.

Consummation of the Merger is subject to various conditions, including, among others, the approval and adoption of the Merger Agreement by MEAS’ shareholders, the expiration or termination of the waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, the clearance of the transaction by antitrust authorities in Germany and Austria, the Committee on Foreign Investment in the United States and the French Ministry for Economy and Finance, and other customary closing conditions, each as set forth in the Merger Agreement.  The Merger is not subject to a financing condition.

The foregoing is a general description of the Merger and the Merger Agreement; it does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated in this report by reference.

The Merger Agreement is attached as an exhibit to this Current Report on Form 8-K to provide investors and TE shareholders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about TE, Merger Subsidiary, MEAS or their respective affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may not have been intended to be statements of fact, but rather as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement.  In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by TE’s or MEAS’ shareholders.  In reviewing the representations, warranties and covenants contained in the Merger Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts or conditions of TE, Merger Subsidiary or MEAS or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.  For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that TE and MEAS publicly file with the SEC. TE acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this report not misleading.

Item 7.01.  Regulation FD Disclosure

On June 18, 2014, TE issued a press release announcing the execution of the Merger Agreement. The press release is furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 7.01. The Company will hold a conference call and webcast today at 5:00 p.m. EDT (see information in the press release attached hereto as Exhibit 99.1 under “Conference Call and Webcast for Investors”). A copy of the presentation to be discussed at the conference call and webcast is being furnished pursuant to Regulation FD as Exhibit 99.2 and is incorporated by reference in this Item 7.01, and the presentation also can be accessed at the “Investors” section of the Company’s website (www.te.com).

Item 8.01 Other Events

The disclosure required by this item is included in Item 7.01 and is incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is for informational purposes only and does not constitute an offer to purchase or a solicitation of any proxy, vote or approval. In connection with the proposed merger, MEAS intends to file a proxy statement and related documents with the U.S. Securities and Exchange Commission (“SEC”).  The definitive proxy statement will be mailed to MEAS shareholders.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement and other relevant documents (in each case when available) filed by MEAS and TE with the SEC at the website maintained by the SEC at www.sec.gov. Copies of the documents filed by MEAS with the SEC will be available free of charge at the website maintained by MEAS at www.meas-spec.com. Copies of the documents filed by TE with the SEC will be available free of charge at the website maintained by TE at www.te.com.

MEAS and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from MEAS’ shareholders with respect to the proposed merger.  Information about MEAS’ directors and executive officers and their ownership of MEAS’ common stock is set forth in the proxy statement for MEAS’ 2013 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2013, and MEAS’ Annual Report on Form 10-K for the fiscal year ended March 31, 2014, which was filed with the SEC on June 3, 2014.  Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed merger will be contained in the proxy statement to be filed by MEAS with the SEC.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This communication contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this communication include statements addressing our future financial condition and operating results; our ability to fund and consummate the transaction, including the entry into financing arrangements and the receipt of regulatory approvals; and our ability to realize projected financial impacts of and to integrate the acquisition. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications networks and consumer devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that the transaction may not be consummated; the risk that a regulatory approval that may be required for the transaction is not obtained or is obtained subject to conditions that are not anticipated; the risk that Measurement Specialties’ operations will not be successfully integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the transaction may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 27, 2013 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports filed by us with the SEC.

Item 9.01.  Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of June 18, 2014, by and among TE Connectivity Ltd., Wolverine-Mars Acquisition, Inc. and Measurement Specialties, Inc.*

99.1	Press release issued June 18, 2014

99.2	Investor presentation dated June 18, 2014

*The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. TE will furnish copies of such schedules to the SEC upon its request; provided, however, that TE may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

	By:	/s/ John S. Jenkins, Jr.
John S. Jenkins, Jr.
Executive Vice President and General Counsel

Date: June 18, 2014